SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Small Cap Growth Fund

Effective on or about September 28, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche Small Cap Growth Fund	First $500 million 0.650% Next $1.0 billion 0.600% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Next $2.5 billion 0.520% Over $11.5 billion 0.510%
Please Retain This Supplement for Future Reference

July 20, 2017
SAISTKR-366